                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of report (Date of earliest event reported): March 8, 2004

                                 METALLURG, INC.
             (Exact Name of Registrant as Specified in its Charter)

    Delaware                      333-42141                     13-1661467
(State or Other                  (Commission                   (IRS Employer
 Jurisdiction of                 File Number)             Identification Number)
 Incorporation)

                               6 East 43rd Street
                            New York, New York 10017
                    (Address of Principal Executive Offices)

                                 (212) 835-0200
              (Registrant's telephone number, including area code)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

     Effective as of March 8, 2004, Metallurg, Inc. ("Metallurg"), a wholly owned subsidiary of Metallurg Holdings, Inc., through its wholly owned subsidiary, Metallurg Europe Limited, sold all of its interests in Metallurg (South Africa) (Pty) Limited and its subsidiaries ("MeSA"), a South African sales operation.

     The shares and assets of MeSA were sold to, and certain liabilities assumed by, Corvest 2 (Pty) Limited, a South African company owned by a group of investors, including MeSA's local management. The total purchase price was $9,100,000, consisting of $7,730,000 in cash and a note receivable for $1,370,000. The net book value of the entities sold was $6,059,000 at September 30, 2003.

     The note receivable is payable by Zelpy 1734 (Proprietary) Limited, an affiliate of Corvest 2 (Pty) Limited, in three installments of $457,000 plus interest at LIBOR plus 1% in January 2005, July 2005 and January 2006.

     On January 14, 2004, Metallurg amended its revolving credit facility with Fleet National Bank. Pursuant to the amendment the minimum liquidity covenant of $10 million was eliminated and Metallurg agreed to deposit $4 million into a restricted cash account at the amendment date plus an additional $3 million into this account upon the closing of the sale of MeSA.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     Pursuant to paragraphs (b)(1) and (c) of Item 7 of Form 8-K, Metallurg is furnishing pro forma financial information and exhibits as follows:

Exhibit
 Number   Description of Exhibit
-------   ----------------------
 10.1     Share Purchase and Transfer Agreement, dated December 15, 2003, for the sale of Metallurg (South Africa) (Pty) Limited by Metallurg Europe
          Limited to Corvest 2 (Pty) Limited.

 10.2     Loan Agreement, dated December 15, 2003, between Metallurg Europe
          Limited and Zelpy 1734 (Proprietary) Limited.

 10.3     Eighth Amendment to Amended and Restated Loan Agreement (dated as of
          October 29, 1999), dated as of January 14, 2004, by and among Metallurg, Inc., Shieldalloy Metallurgical Corporation and Metallurg
          International Resources, LLC, as Borrowers; Metallurg Services, Inc.,
          MIR (China), Inc., Metallurg Holdings Corporation and Metallurg
          (Canada) LTEE/Metallurg (Canada) Ltd., as Guarantors; and Fleet
          National Bank (formerly known as BankBoston, N.A.) as Agent for itself and the other financial institutions parties thereto, and the banks named therein.

 99.1 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the three quarters ended September 30, 2003.

 99.2 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the three quarters ended September 30, 2002.

 99.3 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the year ended December 31, 2002.

 99.4 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the year ended December 31, 2001.

 99.5 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the year ended December 31, 2000.

 99.6 Unaudited pro forma consolidated balance sheet of Metallurg, Inc. as of September 30, 2003.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              METALLURG, INC.


Date: March 23, 2004                          By: /s/ Barry C. Nuss
                                                  ---------------------
                                              Name: Barry C. Nuss
                                              Title: Senior Vice President &
                                                        Chief Financial Officer




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                                  EXHIBIT INDEX

Exhibit
Number    Description of Exhibit
 10.1     Share Purchase and Transfer Agreement, dated
          December 15, 2003, for the sale of Metallurg
          (South Africa) (Pty) Limited by Metallurg Europe
          Limited to Corvest 2 (Pty) Limited.

 10.2     Loan Agreement, dated December 15, 2003, between
          Metallurg Europe Limited and Zelpy 1734
          (Proprietary) Limited.

 10.3     Eighth Amendment to Amended and Restated Loan
          Agreement (dated as of October 29, 1999), dated as of January 14, 2004, by and among Metallurg, Inc.,
          Shieldalloy Metallurgical Corporation and
          Metallurg International Resources, LLC, as
          Borrowers; Metallurg Services, Inc., MIR (China),
          Inc., Metallurg Holdings Corporation and Metallurg
          (Canada) LTEE/Metallurg (Canada) Ltd., as
          Guarantors; and Fleet National Bank (formerly known as BankBoston, N.A.) as Agent for itself and the other financial institutions parties thereto, and the banks named therein.

 99.1 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the three quarters ended September 30, 2003.

 99.2 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the three quarters ended September 30, 2002.

 99.3 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the year ended
          December 31, 2002.

 99.4 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the year ended
          December 31, 2001.

 99.5 Unaudited pro forma consolidated statement of income of Metallurg, Inc. for the year ended
          December 31, 2000.

 99.6 Unaudited pro forma consolidated balance sheet of Metallurg, Inc. as of September 30, 2003.



                             STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.................................. 'SS'